                                                                    EXHIBIT 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Registration Statement
No. 33-58912 of Home Federal Bancorp on Form S-8 of our report dated May 13,
2005, appearing in this Annual Report on Form 11-K of Home Federal Bancorp
Employees' Savings and Profit Sharing Plan and Trust for the year ended
December 31, 2004.

/s/ Deloitte & Touche LLP
Indianpolis, Indiana
June 24, 2005